Fees Summary	May 21, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,229,062,500
Previously Paid Amount	0
Total Fee Amount	188,169.47
Total Offset Amount	0
Net Fee	$ 188,169.47